UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2025

Verde Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55276	32-0457838
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

8112 Maryland Ave, Suite 400, St. Louis, Missouri 63105
(Address of principal executive offices)

Registrant’s telephone number, including area code (314) 530-9071

__________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 504 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-25 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Early Validation of Biochar-Asphalt by NCAT Marks Industry Breakthrough

On July 28, 2025, Verde Resources, Inc. (the “Company” or “Verde”) announced that its proprietary Cold-Mix Biochar Asphalt has received early performance validation from the National Center for Asphalt Technology (“NCAT”), following approximately 50,000 Equivalent Single Axle Loads (“ESALs”) of testing at NCAT’s Pavement Test Track located in Opelika, Alabama.

NCAT’s initial observations indicate that Verde’s carbon-sequestering asphalt has demonstrated resilience and flexibility under continuous 80-ton truck traffic. According to NCAT, Verde’s material is the first tested at its facility with a dedicated carbon sequestration component, distinguishing the Company as an early mover in climate-positive infrastructure solutions. Based on performance observed to date, the material appears suitable for low-traffic applications such as local roads and residential subdivisions. While this early validation supports use in light-duty pavements, long-term evaluations are ongoing as part of NCAT’s multi-year testing cycle to assess viability in medium to high-traffic environments.

The Company believes this early validation represents a key milestone in support of its ongoing commercialization strategy. On May 30, 2025, the Company has signed a memorandum of understanding with Ergon Asphalt & Emulsions, the largest liquid asphalt producer in North America, and anticipates executing a long-term exclusive agreement by September 2025 to enable nationwide rollout of its technology.

This development follows the company’s April 2025 announcement that its Biochar-Asphalt was the first in the world to generate verified Carbon Removal Credits from asphalt, certified by Puro.earth and purchased by a major global financial institution. The proof-of-concept project was completed in partnership with Oregon Biochar Solutions (OBS).

The Company considers the NCAT validation to be a material event, given the independent nature of the technical assessment, its role in accelerating commercial adoption, and the broader implications for sustainable infrastructure, particularly in mitigating Scope 1, 2, and 3 emissions across the construction sector.

A copy of the press release dated July 28, 2025, is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

99.1	Press Release of Verde Resources, Inc. dated July 28, 2025

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERDE RESOURCES, INC.

/s/ Jack Wong
Jack Wong
Chief Executive Officer

Date: July 28, 2025

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